          MORGAN STANLEY INSTITUTIONAL FUND TRUST - ADVISORY PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                       AMOUNT OF      % OF
                                      OFFERING        TOTAL            SHARES      OFFERING   % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF      AMOUNT OF         PURCHASED    PURCHASED     TOTAL                   PURCHASED
  PURCHASED     TRADE DATE  OFFERING   SHARES       OFFERING            FUND          FUND      ASSETS      BROKERS        FROM
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                                                                                                          GS Mortgage
                                                                                                           Securities
                                                                                                             Trust
                                                                                                           2007-GG10,
                                                                                                          GS Mortgage
                                                                                                           Securities
                                                                                                          Corporation
                                                                                                              II,
                                                                                                           Greenwich
                                                                                                            Capital
                                                                                                           Financial
                                                                                                           Products,
                                                                                                             Inc.,
                                                                                                            Goldman
                                                                                                             Sachs
                                                                                                            Mortgage
  GS Mortgage                                                                                               Company,
  Securities                                                                                               Commercial
 Corop II 2007                                                                                              Mortgage
   5.99% due                                                                                              Pass-Through    Goldman
   8/10/2045     06/21/07     --       $99.25   $3,661,032,000.00  $31,000,000.00    0.84%       0.97%    Certificates,    Sachs
                                                                                                             Series
                                                                                                           2007-GG10,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                             Bear,
                                                                                                           Stearns &
                                                                                                            Co. Inc,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                            Goldman
                                                                                                            Sachs &
                                                                                                              Co.,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                              Co.,
                                                                                                            Wachovia
                                                                                                           Securities
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities,
                                                                                                            Capmark
                                                                                                           Securities,
  Commercial                                                                                                Citigroup,
 Mortgage Pass                                                                                               Morgan
 Throu 6.0103%   08/06/07      --      $98.68   $1,454,915,000.00   21,500,000       5.74%       0.68%       Stanley,     Deutsche
due 12/10/2049                                                                                              KeyBanc         Bank
                                                                                                            Capital
                                                                                                            Markets,